UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 28, 2020

Kaival Brands Innovations Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56016	83-3492907
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4460 Old Dixie Highway

Grant, Florida 32949

(Address of principal executive office, including zip code)

Telephone: (833) 452-4825

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 28, 2020, Kaival Brands Innovations Group, Inc., a Delaware corporation (the “Company”), entered into a patent contribution agreement (the “Patent Contribution Agreement”) with Kaival Labs, Inc., a Delaware corporation and the Company’s wholly-owned subsidiary (“Kaival Labs”), and Next Generation Labs, LLC, a California limited liability company (“Next Generation”), whereby Next Generation will contribute certain patents, patent applications, and patent data, described on Exhibit “A” of the Patent Contribution Agreement (the “Patents”), to the Company and the Company will subsequently transfer the Patents to Kaival Labs.

Pursuant to the Patent Contribution Agreement, the Company has agreed to pay Next Generation a purchase price of $3 million for the Patents (the “Purchase Price”), which is expected to be paid over time upon two events. First, the Company expects to pay part of the Purchase Price from proceeds generated from a future securities offering (the “Offering Payment”). Additionally, on the first date that Kaival Labs sells a product that was developed using any portion of the Patents or based on the Patents, the Company will pay Next Generation the difference between the Purchase Price and the Offering Payment.

Kaival Labs has also agreed to pay Next Generation a quarterly royalty equal to fifteen percent (15%) of the profits from sales of a product that was developed using any portion of the Patents or based on the Patents, on an accrued basis. Finally, the Company has agreed to pay all of the applicable costs associated with obtaining product approval(s) from the United States Food and Drug Administration.

The Company, Kaival Labs, and their affiliates will be responsible for the continued prosecution, maintenance, and enforcement of the Patents. Next Generation will use commercially reasonable efforts to cooperate in the prosecution, maintenance, and enforcement of any of the Patent applications.

The Patent Contribution Agreement includes representations and warranties that are typical of this type of agreement. Additionally, Next Generation, as the supplier of raw materials to Kaival Labs, covenanted to assist Kaival Labs in commercializing the Patents by making itself and its representatives available for consultation, introducing Kaival Labs to Next Generation’s existing supplier base, helping to secure acceptable purchase terms from identifiable suppliers, and agreeing to negotiate in good faith the sale of raw materials to Kaival Labs on terms no less favorable than those offered to other third parties by Next Generation and as customary in Next Generation’s past practice. Next Generation also agrees to price match the cost of raw materials if Kaival Labs locates raw materials from a third party that are of at least the same quality and at a cheaper price than those currently being offered by Next Generation.

The parties further agreed that Next Generation will not, directly or indirectly, operate or hold an interest in any person or enterprise that primarily engages in any business that competes with the Company, Kaival Labs, or their affiliates. Should Next Generation develop any additional intellectual property relating to R-isomer nicotine, Next Generation will provide the Company with the right to match any offer made for that intellectual property prior to its sale, transfer, assignment, or license, subject to the terms and conditions of the Patent Contribution Agreement.

Upon the occurrence of certain reversion events described in the Patent Contribution Agreement, all of the Patents will revert from Kaival Labs back to Next Generation. In such instances, the Company and Kaival Labs will execute any documents necessary to transfer the Patents from Kaival Labs to Next Generation and the Patent Contribution Agreement will be terminated.

The above description of the Patent Contribution Agreement does not purport to be complete and is qualified in its entirety by the full text of such Patent Contribution Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

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ITEM 7.01 REGULATION FD DISCLOSURE

On September 28, 2020, the Company issued a press release announcing its entry into the Patent Contribution Agreement as described above under Item 1.01. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (“Current Report”).

The information in Exhibit 99.1 shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

FORWARD LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks, uncertainties, and assumptions that are difficult to predict. All statements other than statements of historical fact contained in this Current Report, including statements regarding future events, our future financial performance, business strategy, and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” or “should,” or the negative of these terms or other comparable terminology. The forward-looking statements made herein are based on the Company’s current expectations. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation, its limited operating history, competitive factors in the Company’s industry and market, and other general economic conditions. The forward-looking statements made herein are based on the Company’s current expectations, assumptions, and projections, which could provide to be incorrect. The forward-looking statements made herein speak only as of the date of this Current Report and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law.

ITEM 9.01 FINANCIAL STATEMENTS

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Patent Contribution Agreement by and between Kaival Brands Innovations Group, Inc., Kaival Labs, Inc., and Next Generation Labs, LLC dated September 28, 2020.
99.1	Press Release dated September 28, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Kaival Brands Innovations Group, Inc.

Dated: September 28, 2020

   By: /s/ Nirajkumar Patel

Nirajkumar Patel

Chief Executive Officer, Chief Financial Officer, and a Director

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